CHURCHILL CASH RESERVES TRUST

                      ANNUAL REPORT

                                                October 16, 1995

Dear Investor:

     We are pleased to provide you with the Annual Report for Churchill Cash Reserves Trust for the fiscal year ended September
30, 1995.

ECONOMIC OUTLOOK

     Over the course of this past 12-month period, the Federal Reserve succeeded in its relentless determination to temper the pace of business activity in 1994 by raising short-term interest rates seven times between February 1994 and February 1995. As a result, the robust growth period of late 1994 - early 1995 was replaced by a slower yet apparently sustainable growth pattern. Concurrent with the slower-growth economy has been a very modest rate of inflation at both the wholesale and consumer levels. The restrictive Fed monetary policy pursued during 1994 and the subsequent easing, if successful, will enable the Fed to execute their desired soft landing of the economy.

MANAGEMENT DISCUSSION

     Since the Trust commenced operations over 10 years ago in July, 1985, PNC Bank, Kentucky, Inc. (formerly Citizens Fidelity
Bank and Trust Co.) had been the Trusts Investment Adviser. Throughout their tenure, PNC Bank, Kentucky consistently served the Trust in a highly commendable manner. During their tenure, they exercised care in the selection of the securities used in the portfolio in order to assure a high level of safety for investors principal while also maintaining a highly competitive yield.

     For PNC Bank, Kentuckys own business reasons, their association with the Trust ceased as of July 19, 1995.

     The Board of Trustees of Churchill Cash Reserves Trust thoroughly reviewed a number of highly capable replacement candidates to serve as the Trusts Investment Adviser. As a result of this search, the Board is very pleased to announce the selection of Banc One Investment Advisors Corporation as the Trusts new Investment Adviser. The new Adviser is a wholly-owned subsidiary of BANC ONE CORPORATION, one of the largest banking organizations in the country, with extensive experience in the area of cash management. The Adviser has an exceptionally fine reputation as a manager of money market securities, managing over $30 billion in assets, of which over $5.8 billion are in short-term assets and $4.8 billion are in money market assets.
The Adviser exercises the highest level of prudence in credit analysis while generating competitive yield results for investors.

     Investors can expect to receive a continuation of the same highest standards of performance as has been existent with Churchill Cash Reserves Trust since its inception.

     Your continued confidence in and usage of the Trust for your cash reserves is greatly valued and appreciated.

Sincerely,

/s/Lacy B. Herrmann
Lacy B. Herrmann
President and Chairman
     of the Board of Trustees

KPMG Peat Marwick LLP
Certified Public Accountants

                     INDEPENDENT AUDITORS REPORT

To the Board of Trustees and Shareholders of Churchill Cash Reserves Trust:

     We have audited the accompanying statement of assets and liabilities of Churchill Cash Reserves Trust, including the statement of investments, as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trusts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Cash Reserves Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                           KPMG Peat Marwick LLP
New York, New York
October 25, 1995

                                    CHURCHILL CASH RESERVES TRUST
                                      STATEMENT OF INVESTMENTS
                                         SEPTEMBER 30, 1995
FACE
AMOUNT        COMMERCIAL PAPER (84.7%)                               VALUE
              Automotive (4.1%)
6,000,000     General Motors Acceptance Corp., 5.770%, 10/02/95      5,999,038
              Banking (12.6%)
6,000,000     Barnett Banks, Inc., 5.790%, 10/04/95                  5,997,105
6,500,000     Chemical Banking Corp., 5.710%, 11/06/95               6,462,885
6,000,000     Great Western Bank, FSB, 5.770%, 10/10/95              5,991,345

                                                                    18,451,335
              Communications (4.1%)
6,000,000     NYNEX Corp., 5.780%, 10/19/95                          5,982,660

              Computers (8.9%)
6,500,000     CSC Enterprises, 5.770%, 10/12/95                      6,488,540
6,500,000     IBM Credit Corp., 5.700%, 11/17/95                     6,451,629
                                                                    12,940,169
              Construction (4.4%)
6,500,000     Caterpillar Financial Services Corp., 5.720%,10/25/95  6,475,213

              Electric And Gas Utility (12.4%)
7,500,000     CSW Credit, Inc., 5.750%, 10/16/95                     7,482,031
6,020,000     James River Cogeneration Co., 5.740%, 10/26/95         5,996,004
4,600,000     Public Service Electric & Gas Co., 5.780%, 10/23       4,583,752
                                                                    18,061,787

              Finance (17.8%)
7,000,000     ABS Commercial Paper Inc., 5.820%, 10/11/95            6,988,684
7,000,000     Ciesco L.P., 5.700%, 10/06/95                          6,994,458
6,000,000     Madison Funding Corp., 5.800%, 10/04/95                5,997,100
6,000,000     Preferred Receivables Funding Corp., 5.730%, 10/16/95  5,985,675

                                                                    25,965,917
              Leasing (8.5%)
6,500,000     International Lease Finance Corp., 5.720%, 10/2        6,477,279
6,000,000     USL Capital Corp., 5.740%, 10/19/95                    5,982,780

                                                                    12,460,059
              Natural Resources (4.4%)
6,500,000     Hanson Finance (U.K.) PLC, 5.680%, 11/02/95            6,467,182

              Oil (3.4%)
5,000,000     Pemex Capital, Inc., 5.700%, 11/21/95                  4,959,625


                                  CHURCHILL CASH RESERVES TRUST
                                     STATEMENT OF INVESTMENTS


Face
Amount                COMMERCIAL PAPER (CONTINUE                    Value
                      Real Estate (4.1%)
$ 6,000,000           Countrywide Funding Corp., 5.800%, 10/12/95  $ 5,989,367

                      Total Commercial Paper                       123,752,352

                      REPURCHASE AGREEMENTS (14.4%)
7,002,200             Barclays de Zoete Wedd Securities Inc.,
                       6.000%, 10/02/95                              7,002,200
                      (Proceeds of $7,005,701 to be received at
                      maturity)
                      Collateral: $7,047,000 U.S. Treasury Notes,
                      6.125%, due 07/31/96 (Collateral
                      Market Value $7,070,123)
14,000,000            Donaldson, Lufkin & Jenrette Securities
                       Corp., 6.150%, 10/02/95                      14,000,000
                      (Proceeds of $14,007,175 to be received at
                      maturity)
                      Collateral: $14,384,000 U.S. Treasury Bills,
                      due 11/16/95
                      (Collateral Market Value  $14,321,243)
                      Total Repurchase Agreements
                                                                    21,002,200

                      Floating Rate Demand Note (1.3%)
2,000,000             Bank Of New York, 5.470%, 01/12/96
                      (RESETS WEEKLY - NEXT RESET 10/04/95)          2,000,000
                      Total Floating Rate Demand Notes
                                                                     2,000,000
                      Total Investments  100.4% (cost
                        $146,754,552*)                             146,754,552
                      Liabilities in excess of other assets (0.4%)
                      (624,886)

                      Net Assets - 100%                           $146,129,666

     (*) Cost for Federal income tax purposes is identical.


                     See accompanying notes to financial statements.

                                     CHURCHILL CASH RESERVES TRUST
                                STATEMENT OF ASSETS AND LIABILITIES

                                         SEPTEMBER 30, 1995


ASSETS
Investments at value (cost-$146,754,552)                    $146,754,552
Interest receivable                                               32,495
Other assets                                                      17,963
Total assets                                                 146,805,010

LIABILITIES
Dividends payable                                                621,501
Adviser and Administrator fees payable                            36,425
Accrued expenses                                                  17,418
Total liabilities                                                675,344

NET ASSETS (equivalent to $1.00 per share on
  146,129,666 shares outstanding)                           $146,129,666

Net Assets consist of:

Capital Stock - Authorized an unlimited
  number of shares, par value $.01 per share                  $ 1,461,297
Additional paid-in capital                                   $146,668,369

                                                             $146,129,666



                     See accompanying notes to financial statements.

                                   CHURCHILL CASH RESERVES TRUST
                                       STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED SEPTEMBER 30, 1995



Investment Income:
     Interest income                                              $10,386,955
Expenses:
     Investment Adviser fees (note B )         $466,296
     Administrator fees (note B)                425,585
     Legal fees                                  49,804
     Custodian fees                              47,973
     Trustees fees and expenses                  43,749
     Audit and accounting fees                   23,300
     Registration fees and dues                   8,893
     Transfer and shareholder
       servicing agent fees                       8,624
     Shareholders reports and
       proxy statements                           6,833
     Insurance                                    4,766
     Miscellaneous                               20,608

                                              1,106,431

Investment Advisory fees
  waived (note B)                              (48,089)
Administration fees waived
  (note B)                                     (21,561)
     Net expenses                                                 1,036,781
     Net investment income                                       $9,350,174



                      See accompanying notes to financial statements.

                                 CHURCHILL CASH RESERVES TRUST
                             STATEMENTS OF CHANGES IN NET ASSETS






                                                   Year Ended     Year Ended
                                                   September      September
                                                   30, 1995       30, 1994

FROM INVESTMENT ACTIVITIES:
Net investment income                              $9,350,174     $6,891,934
Dividends to shareholders ($0.0526 and
   $0.0319 per share, respectively)                (9,350,174)    (6,891,934)
Change in net assets derived from
   investment activities                                 -            -




FROM TRUST SHARE TRANSACTIONS:


                                   SHARES
                           Year Ended    Year Ended
                           September     September
                           30, 1995      30, 1994

Shares sold                564,447,918      759,187,430    564,447,918    759,187,430
Shares redeemed           (605,946,746)    (758,836,381)  (605,946,746)      (758,836,381)
Shares reinvested                2,081            1,034          2,081              1,034
Increase (decrease)
  in shares and net
  assets derived from
  Trust share
  transactions            (41,496,747)          352,083    (41,496,747)           352,083
Net increase (decrease)
  in net assets                                            (41,496,747)           352,083

NET ASSETS:
  Beginning of year                                         187,626,413      187,274,330
  End of year                                              $146,129,666     $187,626,413



                              See accompanying notes to financial statements.

                CHURCHILL CASH RESERVES TRUST
                NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Churchill Cash Reserves Trust (the Trust), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: The Trusts portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

(2)  Securities transactions and related investment income:
     Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

(3) Federal income taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

(4) Repurchase agreements: It is the Trusts policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the collateral is at least equal to the value of the loan (repurchase agreements being defined as loans in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

NOTE B - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     Under an Investment Advisory Agreement, Banc One Investment Advisors Corporation (the Adviser) became Adviser to the Trust, effective July 19, 1995. In this role, the Adviser supervises the investments and provides various services to the Trust for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% of the average daily net assets of the Trust. This new Investment Advisory Agreement replaced the former Investment Advisory Agreement with PNC Bank, Kentucky, Inc. Under the prior agreement, the Adviser was entitled to receive payment at the annual rate of 0.25 of 1% of the Trusts average daily net assets for their investment supervision services which also included maintenance of the Trusts accounting books and records.

                  CHURCHILL CASH RESERVES TRUST
              NOTES TO FINANCIAL STATEMENTS (continued)

     The Trust also has an Administration Agreement with its founder and sponsor, Aquila Management Corporation (the Administrator). Under this Agreement, the Administrator provides all administration services, other than those relating to the management of the Trusts investments. Since July 19, 1995, the Administrator also undertook maintenance of the Trusts accounting books and records, which had previously been the responsibility of the former Adviser. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.17 of 1% of the average daily net assets of the Trust. Prior to July 19, 1995 the fee to which the Administrator was entitled for its services was 0.25 of 1% of the average daily net assets of the Trust.

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trusts Propectus and Statement of Additional
Information.

     The Adviser and the Administrator each agree that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average net assets of the Trust plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trusts total annual investment income. No such reduction in fees was required during the year ended September 30, 1995.

     From October 1, 1994 to July 18, 1995, the fees which the
Trust accrued or paid the former Adviser were $366,654. From July 19, 1995 to September 30, 1995, the fees which the Trust accrued or paid to the Adviser were $99,642, of which $48,089 was voluntarily waived. During the year ended September 30, 1995, the fees which the Trust accrued or paid the Administrator were $425,585, of which $21,561 was voluntarily waived.Under a Distribution
Agreement, Aquila Distributors, Inc. serves as the exclusive distributor of the Trusts shares. No compensation or fees are paid by the Trust to Aquila Distributors, Inc. for such share distribution.

NOTE C - DISTRIBUTIONS:

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholders option.

                              CHURCHILL CASH RESERVES TRUST
                                   FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year


Year ended September 30,1995

                                1995     1994       1993     1992      1991

Net Asset Value,
Beginning of
year                         $1.0000    $1.0000   $1.0000   $1.0000  $1.0000

Income from Investment
Operations:
  Net investment income       0.0526     0.0319    0.0265    0.0380    0.0636
  Net gain (loss) on
    securities (both realized
    and unrealized)               -        -         -       0.0005       -
  Total from Investment
  Operations                  0.0526     0.0319    0.0265    0.0385    0.0636

Less Distributions:
     Dividends from net
       investment income     (0.0526)   (0.0319)  (0.0265)  (0.0380)  (0.0636)
     Distributions from
       capital gains            -           -         -     (0.0005)     -
     Total Distributions     (0.0526)   (0.0319)  (0.0265)  (0.0385)  (0.0636)

Net Asset Value, End of
  year                       $1.0000     $1.0000  $1.0000    $1.0000  $1.0000

Total Return                   5.39%       3.24%    2.68%      3.87%    6.54%

Ratios/Supplemental Data
  Net Assets, End of Year
    (in thousands)          $146,130     $187,626 $187,274  $139,633 $222,362
  Ratio of Expenses to
    Average Net Assets         0.58%        0.60%    0.60%     0.65%    0.60%
  Ratio of Net Investment
    Income to Average
    Net Assets                 5.24%        3.17%    2.65%     3.90%    6.36%




For the year ended September 30, 1995, net investment income per share and the ratios of income and expenses to average net assets without the Advisers and Administrators voluntary waiver of fees would have been:


  Net investment income    $0.0522
  Ratio of Expenses to
    Average Net Asset        0.62%
  Ratio of Net Investment
    Income to Average
    Net Assets               5.20%

NOTE: Effective July 19, 1995, Banc One Investment Advisors
Corporation became the Trusts Investment Adviser replacing PNC
Bank, Kentucky, Inc.



                   See accompanying notes to financial statements.

Report of the Annual Meeting of Shareholders (unaudited)

     The Annual Meeting of Shareholders of the Trust was held on August 18, 1995. At the meeting, the following matters were submitted to a shareholder vote* and approved by a unanimous vote of the Trusts outstanding voting securities: (i) the election of Lacy B. Herrmann, Thomas A. Christopher, Douglas Dean, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William
J. Nightingale, and James R. Ramsey as Trustees to hold
office until the next annual meeting of the Trusts
shareholders or until his or her successor is duly elected,
(ii) the ratification of the selection of KPMG Peat Marwick
LLP as the Trusts independent auditors for the fiscal year ending September 30, 1995, and (iii) the approval of a new Amended and Restated Investment Advisory Agreement.
___________
* On the record date for this meeting, 183,699,292 shares of the Trust were outstanding and entitled to vote. The holders of 183,699,292 shares (100%) entitled to vote were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)
     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT
ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended September 30, 1995, the total amount of dividends paid by Churchill Cash Reserves Trust was ordinary dividend income.

     Prior to January 31, 1996, shareholders will be mailed IRS
Form 1099-DIV which will contain information on the status of dividends paid for the 1995 CALENDAR YEAR.

Investment Adviser
     BANC ONE INVESTMENT
      ADVISORS CORPORATION
     774 Park Meadow Road
     Columbus, Ohio 43271-0211

Administrator and Founderd
     AQUILA MANAGEMENT CORPORATION
     380 Madison Avenue, Suite 2300
     New York, New York 10017

Board of Trustees
     Lacy B. Herrmann, Chairman
     Thomas A. Christopher
     Douglas Dean
     Ann R. Leven
     Theodore T. Mason
     Anne J. Mills
     William J. Nightingale
     James R. Ramsey

Officers
     Lacy B. Herrmann, President
     Diana P. Herrmann, Vice President
     Charles E. Childs, III, Vice President
     John M. Herndon, Vice President
     Jerry G. McGrew, Vice President
     Rose F. Marotta, Chief Financial Officer
     Richard F. West, Treasurer
     Edward M.W. Hines, Secretary

Distributor
     AQUILA DISTRIBUTORS, INC.
     380 Madison Avenue, Suite 2300
     New York, New York 10017

Transfer and Shareholder Servicing Agent
     ADMINISTRATIVE DATA
     MANAGEMENT CORP.
     581 Main Street
     Woodbridge, New Jersey 07095-1198

Custodian
     BANK ONE TRUST COMPANY, N.A.
     100 East Broad Street
     Columbus, Ohio 43271

Independent Auditors
     KPMG PEAT MARWICK LLP
     345 Park Avenue
     New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.

Annual
Report

September 30, 1995



       CHURCHILL
       CASH RESERVES
          TRUST

A cash management investment





   (Picture of Horse)



   (Picture of Eagle)

       One of the
AQUILAsm Group of Funds